UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported):   October 28, 2026

ENERPAC TOOL GROUP CORP.
(Exact name of Registrant, as specified in its charter)

Wisconsin	1-11288	39-0168610
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

648 N. PLANKINTON AVE., 4TH FLOOR
MILWAUKEE, WISCONSIN 53203
Mailing address: P.O. Box 3241, Milwaukee, Wisconsin 53201
(Address of principal executive offices) (Zip code)

Registrant’s telephone number, including area code: (262) 293-1500

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, par value $0.20 per share	EPAC	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.01	Completion of Acquisition or Disposition of Assets

As previously reported, Enerpac Tool Group Corp. (the “Company”)  and its wholly owned subsidiary, Rodeo Merger Sub, LLC, a Delaware limited liability company (“Merger Sub”), entered into an Agreement and Plan of Merger (the “Agreement”), dated as of July 7, 2026, with Specialized Fabrication Equipment Group LLC, a Delaware limited liability company (“SFE Group”), and SFEG Holdings, Inc., a Delaware corporation, solely in its capacity as representative of the equityholders of SFE Group (the “Representative”), which Agreement was amended by a First Amendment to Agreement and Plan of Merger, dated as of  October 27, 2026 (the “Amendment” and the Agreement, as amended by the Amendment, the “Merger Agreement”).  The Merger Agreement provided for the acquisition by the Company of SFE Group pursuant to a merger of Merger Sub with and into SFE Group, with SFE Group being the surviving limited liability company of the merger (the “Merger”).  The Merger was completed on October 28, 2026 (the “Closing Date”).

The aggregate amount paid by the Company with respect to the equity interests in SFE Group pursuant to the Merger Agreement is approximately $452 million in cash, plus the issuance by the Company of approximately $20 million in Restricted Stock Unit awards to key personnel of SFE Group, in lieu of cash payment of transaction bonuses owed by SFE Group to such personnel upon completion of the Merger, with the cash consideration being subject to customary adjustments for the level of cash, net working capital, transaction related expenses (including with respect to the transaction bonuses), indebtedness and other similar items existing at SFE Group and its subsidiaries as of the Closing Date.

SFE Group is a global industrial equipment company focused on pipe fabrication, welding, machining, and maintenance tools. It was formed in 2019 through the merger of three established brands and subsequent acquisitions to include the following brands: Climax, B&B Sumner, Axxair, Sumner Material Lifts, TAG, Mathey Dearman, Magnatech, Bortech, Fit-Up Pro, H&S Tool, PPM, and Calder. SFE Group serves industries such as aerospace & defense, food & beverage, bio-pharma, oil & gas, manufacturing, utilities, power generation, semiconductor, maritime, mining, transportation, data centers, and hospitals.

The foregoing description of the Merger Agreement does not purport to be complete and is qualified in its entirety by reference to the complete text of the Agreement, which was filed as Exhibit 2.1 to the Company’s Current Report on Form 8-K filed on July 9, 2026, and the complete text of the Amendment which was filed as Exhibit 2.2 to the Company’s Current Report on Form 8-K filed on October 28, 2026, each of which is incorporated herein by reference.

Item 7.01.	Regulation FD Disclosure

On October 28, 2026, the Company issued a press release relating to the completion of the acquisition of SFE Group, which press release is furnished as Exhibit 99.1 hereto.

The information in this Item 7.01 and Exhibit 99.1 hereto is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section and shall not be deemed incorporated by reference into any filing by the Company under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 8.01.	Other Events

As contemplated by the Merger Agreement, on the Closing Date, the Company and each of three executives of SFE Group entered into separate agreements providing that an aggregate of approximately $10.9 million of the cash merger consideration to be paid to such executives (or entities through which such executives held equity interests in SFE Group) shall be deposited in an escrow account and applied to purchase, on behalf of each such executive, shares of Class A common stock of the Company in open market transactions.  Such agreements require such executives to purchase such shares in collective compliance with Rule 10b-18 under the Exchange Act within a 15 trading day period following the completion of the Merger at such time as the Company is not in a blackout period. Such agreements further provide restrictions on the ability of such executives to sell or otherwise transfer such purchased shares for a period ending on the third anniversary of the Closing Date.

Item 9.01	Exhibits

(a)	Financial Statements of Businesses Acquired

As permitted under Item 9.01(a)(3) of Form 8-K, the required financial statements will be filed by an amendment to this Current Report on Form 8-K no later than the date specified by Item 9.01(a)(4).

(b)	Pro Forma Financial Information

As permitted under Items 9.01(a)(3) and 9.01(b) of Form 8-K, the required pro forma financial information will be filed by an amendment to this Current Report on Form 8-K no later than the date specified by Item 9.01(a)(4).

(d)	Exhibits

Exhibit No.	Description

2.1
Agreement and Plan of Merger dated as of July 7, 2026 by and among Enerpac Tool Group Corp., Rodeo Merger Sub, LLC, Specialized Fabrication Equipment Group LLC, and SFEG Holdings, Inc., solely in its capacity as Equityholders Representative (incorporated by reference to Exhibit 2.1 to the Company’s Current Report on Form 8-K filed on July 9, 2026)

2.2
First Amendment to Agreement and Plan of Merger dated as of October 27, 2026 by and among Enerpac Tool Group Corp., Rodeo Merger Sub, LLC, Specialized Fabrication Equipment Group LLC, and SFEG Holdings, Inc., solely in its capacity as Equityholders Representative (incorporated by reference to Exhibit 2.2 to the Company’s Current Report on Form 8-K filed on October 28, 2026)

99.1	Press release dated October 28, 2026
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 28, 2026

ENERPAC TOOL GROUP CORP.

	By:	/s/ Darren M. Kozik
Darren M. Kozik
Executive Vice President and Chief Financial Officer